Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Wood, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Quarterly Report on Form 10-Q of Roku, Inc. for the quarter ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of Roku, Inc.

Date: May 11, 2018	By:	/s/ Anthony Wood
Anthony Wood
President and Chief Executive Officer